UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 30, 2007
Neoware, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21240	23-2705700

(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification of No.)

3200 Horizon Drive, King of Prussia, Pennsylvania	19406

(Address of Principal Executive Offices)	(Zip Code)
(610) 277-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On January 30, 2007, Neoware, Inc. issued a press release announcing its results for the second quarter ended December 31, 2006. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits. The following document is filed as an exhibit to this report.
99.1	Press Release dated January 30, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

NEOWARE, INC.
Dated: January 30, 2007	By:	/S/ Keith D. Schneck
Keith D. Schneck, Executive Vice President and
Chief Financial Officer

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